EXHIBIT 21

TXU CORP.

SUBSIDIARY HIERARCHY

Effective December 31, 2006

State or Country of Incorporation
TXU Energy Company LLC [1]	Delaware
TXU Big Brown Management Company LLC	Delaware
TXU Big Brown Company LP [2]	Texas
TXU Big Brown Lignite Management Company LLC	Delaware
TXU Big Brown Lignite Company LP [3]	Texas
TXU DeCordova Management Company LLC	Delaware
TXU DeCordova Company LP [4]	Texas
TXU Tradinghouse Management Company LLC	Delaware
TXU Tradinghouse Company LP [5]	Texas
TXU Generation Management Company LLC	Delaware
TXU Generation Company LP [6]	Texas
Valley Power Company LLC	Texas
Fuelco LLC [7]	Delaware
TXU Renewables Investment Company LLC	Delaware
TXU Renewables Management Company LLC	Delaware
TXU Renewables Company LP [8]	Texas
TXU Generation Services Company	Texas
Oak Grove Management Company LLC	Delaware
TXU Energy Investment Company LLC	Delaware
TXU Energy Finance Company LLC	Delaware
TXU Mining Management Company LLC	Delaware
TXU Mining Company LP [9]	Texas
TXU Big Brown Mining Management Company LLC	Delaware
TXU Big Brown Mining Company LP [10]	Texas
Oak Grove Mining Company LLC	Texas
Oak Grove Power Company LLC	Texas
Lake Creek 3 Power Company LLC	Texas
Monticello 4 Power Company LLC	Texas
Martin Lake Power Company LLC	Texas
Morgan Creek Power Company LLC	Texas
Big Brown 3 Power Company LLC	Texas
Tradinghouse 3 & 4 Power Company LLC	Texas
TXU SESCO Company LLC	Texas
TXU SESCO Energy Services Company	Texas
TXU Energy Retail Management Company LLC	Delaware
TXU Energy Retail Company LP [11]	Texas
TXU Portfolio Optimization Company LLC	Delaware
TXU Portfolio Management Company LP [12]	Texas
TXU Energy Trading (California) Company	Texas
TXU Energy Trading Canada Limited	Canada
TXU ET Services Company	Texas
TXU Energy Solutions Investment Company LLC	Delaware
TXU Energy Solutions Management Company LLC	Delaware
TXU Energy Solutions Company LP [13]	Texas
TXU Chilled Water Solutions Company	Texas
TXU SEM Company	Delaware
Wichita/Victory Ave. LLC	Texas

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.

[1]	99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings Company
[2]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Management Company LLC (general partner)
[3]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Lignite Management Company LLC (general partner)
[4]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU DeCordova Management Company LLC (general partner)
[5]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Tradinghouse Management Company LLC (general partner)
[6]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Generation Management Company LLC (general partner)
[7]	92% membership interest owned by TXU Generation Company LP
[8]	99.5% owned by TXU Renewables Investment Company LLC (limited partner) and 0.5% owned by TXU Renewables Management Company LLC (general partner)
[9]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Mining Management Company LLC (general partner)
[10]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Big Brown Mining Management Company LLC (general partner)
[11]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Energy Retail Management Company LLC (general partner)
[12]	99.5% owned by TXU Energy Investment Company LLC (limited partner) and 0.5% owned by TXU Portfolio Optimization Company LLC (general partner)
[13]	99.5% owned by TXU Energy Solutions Investment Company LLC (limited partner) and 0.5% owned by TXU Energy Solutions Management Company LLC (general partner)

Affiliates

State or County of Incorporation or Organization
EIP Holdings LLC (1)	Delaware

[1]	20% (2.5M) membership interest owned by TXU Portfolio Management Company LP.